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BankAmerica Manufactured Housing Contract Trust V
Senior/Subordinate Pass-Through Certificates
Series 1998-2, Investor Number 19982002

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
MONTHLY SERVICING SUMMARY                                                      PERIOD ENDING:         06/30/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Pass Through
                                                                                  Rate             Balance           Pool Factor
                                                                             ---------------   ---------------     ---------------
Determination Date:              07/07/98                                BOP  Scheduled Pool   $685,982,617.84        100.0000000%
Remittance Date:                 07/10/98                                EOP  Scheduled Pool    680,189,604.41         99.1555160%
Prior Period WAC                   10.20%     Class A-1 Certificate                  5.8900%     42,006,986.57         87.8807250%
Current Period WAC                 10.20%     Class A-2 Certificate                  6.0400%     79,000,000.00        100.0000000%
                                              Class A-3 Certificate                  6.0400%     64,000,000.00        100.0000000%
                                              Class A-4 Certificate                  6.1100%     78,000,000.00        100.0000000%
                                              Class A-5 Certificate                  6.2000%     44,000,000.00        100.0000000%
                                              Class A-6 Certificate                  6.2400%     69,000,000.00        100.0000000%
                                              Class A-7 Certificate                  6.5500%    180,705,000.00        100.0000000%
                                              Class M   Certificate                  6.8300%     51,449,000.00        100.0000000%
                                              Class B-1 Certificate                  7.9300%     41,159,000.00        100.0000000%
                                              Class B-2 Certificate                  7.6000%     30,869,617.84        100.0000000%

I.   RECAP OF POOL:
                                                         LOAN COUNT            CLASS A-1          CLASS A-2          CLASS A-3
                                                         -----------        ---------------    ---------------     --------------
     Beginning Certificate Balance                          25,807           $47,800,000.00     $79,000,000.00     $64,000,000.00
     Scheduled Principal Reduction                                            (1,618,118.50)              0.00               0.00
     Partial Principal Prepayments                                              (333,863.36)              0.00               0.00
     Principal Prepayments In Full                           (163)            (3,770,617.22)              0.00               0.00
     Contract Liquidations                                    (3)                (45,584.29)              0.00               0.00
     Contract Repurchases                                     (1)                (24,830.06)              0.00               0.00
     Previously Undistributed Shortfalls                                               0.00               0.00               0.00
                                                         -----------        ---------------    ---------------     --------------
     Remaining Certificate Balance                          25,640           $42,006,986.57     $79,000,000.00     $64,000,000.00
                                                         -----------        ---------------    ---------------     --------------
                                                         -----------        ---------------    ---------------     --------------
                                                          CLASS A-4         CLASS A-5         CLASS A-6          CLASS A-7
                                                       --------------    --------------     --------------    ---------------
     Beginning Certificate Balance                     $78,000,000.00    $44,000,000.00     $69,000,000.00    $180,705,000.00
     Scheduled Principal Reduction                               0.00              0.00               0.00               0.00
     Partial Principal Prepayments                               0.00              0.00               0.00               0.00
     Principal Prepayments In Full                               0.00              0.00               0.00               0.00
     Contract Liquidations                                       0.00              0.00               0.00               0.00
     Contract Repurchases                                        0.00              0.00               0.00               0.00
     Previously Undistributed Shortfalls                         0.00              0.00               0.00               0.00
                                                       --------------    --------------     --------------    ---------------
     Remaining Certificate Balance                     $78,000,000.00    $44,000,000.00     $69,000,000.00    $180,705,000.00
                                                       --------------    --------------     --------------    ---------------
                                                       --------------    --------------     --------------    ---------------
                                                                 CLASS M           CLASS B-1          CLASS B-2
                                                             --------------     --------------     --------------
     Beginning Certificate Balance                           $51,449,000.00     $41,159,000.00     $30,869,617.84
     Scheduled Principal Reduction                                     0.00               0.00               0.00
     Partial Principal Prepayments                                     0.00               0.00               0.00
     Principal Prepayments In Full                                     0.00               0.00               0.00
     Contract Liquidations                                             0.00               0.00               0.00
     Contract Repurchases                                              0.00               0.00               0.00
     Previously Undistributed Shortfalls                               0.00               0.00               0.00
                                                             --------------     --------------     --------------
     Remaining Certificate Balance                           $51,449,000.00     $41,159,000.00     $30,869,617.84
                                                             --------------     --------------     --------------
                                                             --------------     --------------     --------------
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
II.  DISTRIBUTIONS:
                                                                                --------------
     AVAILABLE DISTRIBUTION AMOUNT:                                               9,477,360.41
                                                                                --------------
                                                                                --------------
                                                               CLASS A-1          CLASS A-2           CLASS A-3
                                                             -------------       ------------       ------------
     Principal Distribution Amount                           $5,793,013.43              $0.00              $0.00
     Scheduled Interest Distribution Amount                     234,618.33         397,633.33         322,133.33
     Unpaid Interest Shortfall Current Period                         0.00               0.00               0.00
     Previously Undistributed Interest Shortfalls                     0.00               0.00               0.00
                                                             -------------       ------------       ------------
     Total Distribution                                      $6,027,631.76        $397,633.33        $322,133.33
                                                             -------------       ------------       ------------
                                                             -------------       ------------       ------------
                                                              CLASS A-4        CLASS A-5       CLASS A-6       CLASS A-7
                                                             ------------     -----------     -----------    ------------
     Principal Distribution Amount                                  $0.00           $0.00           $0.00           $0.00
     Scheduled Interest Distribution Amount                    397,150.00      227,333.33      358,800.00      986,348.13
     Unpaid Interest Shortfall Current Period                        0.00            0.00            0.00            0.00
     Previously Undistributed Interest Shortfalls                    0.00            0.00            0.00            0.00
                                                             ------------     -----------     -----------    ------------
     Total Distribution                                       $397,150.00     $227,333.33     $358,800.00     $986,348.13
                                                             ------------     -----------     -----------    ------------
                                                             ------------     -----------     -----------    ------------
                                                                     CLASS M           CLASS B-1          CLASS B-2
                                                                   -----------        -----------        -----------
     Principal Distribution Amount                                       $0.00              $0.00              $0.00
     Scheduled Interest Distribution Amount                         292,830.56         271,992.39         195,507.58
     Unpaid Interest Shortfall Current Period                             0.00               0.00              (0.00)
     Previously Undistributed Interest Shortfalls                         0.00               0.00               0.00
                                                                   -----------        -----------        -----------
     Total Distribution                                            $292,830.56        $271,992.39        $195,507.58
                                                                   -----------        -----------        -----------
                                                                   -----------        -----------        -----------

III. MONTHLY ADVANCE:

                                                    Monthly Advance Amount                  $267,476.77
                                               Outstanding Amount Advanced                  $267,476.77

IV.  RESIDUAL INTEREST DISTRIBUTION AMOUNT:                                                       $0.00
                                                                                            -----------
                                                                                            -----------

V.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                           $7,448,970.75

                                                                        Gross Int....     (5,830,852.25)
                                                                                          -------------
                                                                        Principal....      1,618,118.50
                                                                                          -------------
                                                                                          -------------
VI.  SERVICING FEE:                                                                         $571,652.18
                                                                                          -------------
                                                                                          -------------

VII. DELINQUENCY INFORMATION:
                                               Days Delinquent         Number        Actual Balance
                                             ------------------       --------       --------------
                                                   31 - 59               238          $5,793,968.72
                                                   60 - 89                 7             232,355.82
                                                 90 or more                1              15,153.07
                                             ------------------       --------       --------------
                                              Total Delinquent           246          $6,041,477.61
                                                                      --------       --------------
                                                                      --------       --------------
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VIII. REPOSSESSION INFORMATION:
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
                                                                                     Number       Actual Balance
                                                                                  ------------    --------------
                                                          BOP Repossessions                0             $0.00
                                                         Plus Repossessions               12        328,947.26
                                                                 this Month
                                                          Less Liquidations               (3)      ($45,937.11)
                                                                                  ------------    --------------
                                                          EOP Repossessions                9       $283,010.15
                                                                                  ------------    --------------
                                                                                  ------------    --------------

IX.  REPURCHASES:
                                                                                     Number       Actual Balance
                                                                                  ------------    --------------
                                                                 Contracts                 1        $24,830.06
                                                            Repurchased or
                                                                  Replaced
                                                        Eligible Substitute                0             $0.00
                                                                 Contracts
                                                                                  ------------    --------------
                                                         Difference Paid by                0             $0.00
                                                                  Servicer
                                                                                  ------------    --------------
                                                                                  ------------    --------------

X.   RESERVE ACCOUNT SUMMARY:
                       Reserve Account Deposit Amount                                                    $0.00
                       Reserve Account Draw Amount                                                       $0.00
                       Distribution to Class R Certificateholder                                     $7,234.62
                       Ending Balance at                        30-Jun-98                        $6,867,060.62

XI.  DELINQUENCY RATIOS:
                                                            Average 30-Day Delinquency Ratio              0.28%
                                                            Average 60-Day Delinquency Ratio              0.01%
                                                              Cumulative Realized Loss Ratio              0.00%
                                                                 Current Realized Loss Ratio              0.00%

XII. LIQUIDATION LOSSES:
                                                               Previous Period Aggregate Net              $0.00
                                                                         Liquidation Losses:
                                                                Current Period Aggregate Net         $27,238.83
                                                                         Liquidation Losses:
                                                          Current Period Liquidation Losses:         $27,238.83


XIV. CERTIFICATE ACCOUNT INTEREST:
                                                                                                      $7,370.88

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